Exhibit 99 (a)
FIRST AMENDMENT TO
REVOLVING CREDIT, TERM LOAN AND GUARANTY AGREEMENT
     FIRST AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND GUARANTY AGREEMENT (this “Amendment”) dated as of March 29, 2007 among DELPHI CORPORATION, a Delaware corporation (the “Borrower”), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, and the subsidiaries of the Borrower signatory hereto (each a “Guarantor” and collectively the “Guarantors”), each of which Guarantors is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent and Citicorp USA, Inc., as syndication agent, are parties to that certain Revolving Credit, Term Loan and Guaranty Agreement, dated as of January 9, 2007 (as the same has been and may be further amended, modified or supplemented from time to time, the “Credit Agreement”); and
     WHEREAS, the Borrower and the Guarantors have requested that from and after the First Amendment Effective Date (as hereinafter defined), the Credit Agreement be amended subject to and upon the terms and conditions set forth herein.
     NOW, THEREFORE, the parties hereto hereby agree as follows:
     1. Defined Terms Generally. As used herein, all terms that are defined in the Credit Agreement shall have the same meanings herein.
     2. Amendment to Section 1.01 of Credit Agreement (Deletion of definition of “Attrition Program Costs”). Section 1.01 of the Credit Agreement is hereby amended by deleting the defined term “Attrition Program Costs”.
     3. Amendment to Section 1.01 of Credit Agreement (Definition of “Global EBITDAR”). The definition of “Global EBITDAR” in Section 1.01 of the Credit Agreement is hereby amended by deleting clauses (d) and (e) thereof.
     4. Amendment to Section 1.01 of Credit Agreement (Definition of “Interest Period”). The definition of “Interest Period” in Section 1.01 of the Credit Agreement is hereby amended by inserting the phrase “two weeks or” immediately prior to the phrase “one, three or six months thereafter”.
     5. Amendment to Section 6.04 of Credit Agreement (EBITDAR). Section 6.04 of the Credit Agreement is hereby amended by deleting the chart in its entirety and replacing it with the following chart:

Global Entities
Period Ending	Global EBITDAR
March 31, 2007	$130,000,000.00
April 30, 2007	$170,000,000.00
May 31, 2007	$190,000,000.00
June 30, 2007	$200,000,000.00
July 31, 2007	$260,000,000.00
August 31, 2007	$315,000,000.00
September 30, 2007	$335,000,000.00
October 31, 2007	$350,000,000.00
November 30, 2007	$375,000,000.00
     6. Conditions to Effectiveness. This Amendment shall become effective on the first date (the “First Amendment Effective Date”) on which all of the following conditions have been satisfied: (a) this Amendment shall have been executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders, and the Administrative Agent shall have received evidence satisfactory to it of such execution, (b) the Administrative Agent shall have received an amendment fee for the account of each Tranche A Lender and Tranche B Lender that has executed and delivered a signature page hereto to the Administrative Agent no later than 3:00 p.m. (New York City time) on March 29, 2007 (or such later deadline as may be indicated by the Administrative Agent for receipt of signature) in an amount equal to 5 basis points of such Tranche A Lender’s Commitment, or such Tranche B Lender’s pro rata portion of the Tranche B Loan, as the case may be, and (c) any fees owing to the Administrative Agent, as separately agreed to in writing by the Borrower and the Administrative Agent, shall have been paid in full.
     7. Miscellaneous.
          (a) Except to the extent hereby amended, the Credit Agreement and each of the other Loan Documents remain in full force and effect and are hereby ratified and affirmed.
          (b) The Borrower agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of special counsel to the Administrative Agent and the Arrangers.
          (c) This Amendment shall be limited precisely as written and shall not be deemed (i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (ii) to prejudice any right or rights which the Agents or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the “Agreement” or the “Credit Agreement” is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

          (d) This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.
          (e) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York and (to the extent applicable) the Bankruptcy Code.
[SIGNATURE PAGES TO FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first written.

BORROWER: DELPHI CORPORATION
By:	/s/ JOHN D. SHEEHAN
	Name:	John D. Sheehan
	Title:	Vice President and Chief Restructuring Officer

GUARANTORS: ASEC MANUFACTURING GENERAL PARTNERSHIP, a Delaware general partnership
By:	/s/ JOHN P. ARLE
	Name:	John P. Arle
	Title:	Treasurer

ASEC SALES GENERAL PARTNERSHIP, a Delaware general partnership
By:	/s/ JOHN P. ARLE
	Name:	John P. Arle
	Title:	Treasurer

ASPIRE, INC., a Michigan corporation
By:	/s/ JAMES P. WHITSON
	Name:	James P. Whitson
	Title:	Vice President

DELCO ELECTRONIC OVERSEAS CORPORATION, a Delaware corporation
By:	/s/ JOHN P. ARLE
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI AUTOMOTIVE SYSTEMS (HOLDING), INC., a Delaware corporation
By:	/s/ JOHN D. SHEEHAN
	Name:	John D. Sheehan
	Title:	President

DELPHI AUTOMOTIVE SYSTEMS GLOBAL (HOLDING), INC., a Delaware corporation
By:	/s/ JOHN D. SHEEHAN
	Name:	John D. Sheehan
	Title:	President

DELPHI AUTOMOTIVE SYSTEMS HUMAN RESOURCES LLC, a Delaware limited liability company
By:	/s/ JOHN P. ARLE
	Name:	John P. Arle
	Title:	Vice President & Treasurer

DELPHI AUTOMOTIVE SYSTEMS INTERNATIONAL, INC., a Delaware corporation
By:	/s/ JOHN P. ARLE
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS KOREA, INC., a Delaware corporation
By:	/s/ JOHN P. ARLE
	Name:	John P. Arle
	Title:	Chief Executive Officer & President

DELPHI AUTOMOTIVE SYSTEMS LLC, a Delaware limited liability company
By:	/s/ JOHN D. SHEEHAN
	Name:	John D. Sheehan
	Title:	Vice President and Chief Restructuring Officer

DELPHI AUTOMOTIVE SYSTEMS OVERSEAS CORPORATION, a Delaware corporation
By:	/s/ JOHN P. ARLE
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS RISK MANAGEMENT CORP., a Delaware corporation
By:	/s/ JOHN D. SHEEHAN
	Name:	John D. Sheehan
	Title:	Vice President & Treasurer

DELPHI AUTOMOTIVE SYSTEMS SERVICES LLC, a Delaware limited liability company
By:	/s/ JOHN P. ARLE
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS TENNESSEE, INC., a Delaware corporation
By:	/s/ JOHN P. ARLE
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS THAILAND, INC., a Delaware corporation
By:	/s/ JOHN P. ARLE
	Name:	John P. Arle
	Title:	Treasurer

DELPHI CHINA LLC, a Delaware limited liability company
By:	/s/ JAMES P. WHITSON
	Name:	James P. Whitson
	Title:	Chief Tax Officer

DELPHI CONNECTION SYSTEMS, a California corporation
By:	/s/ JOHN P. ARLE
	Name:	John P. Arle
	Title:	Treasurer

DELPHI DIESEL SYSTEMS CORP., a Delaware corporation
By:	/s/ JAMES P. WHITSON
	Name:	James P. Whitson
	Title:	Chief Tax Officer

DELPHI ELECTRONICS (HOLDING) LLC, a Delaware limited liability company
By:	/s/ JOHN P. ARLE
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI FOREIGN SALES CORPORATION, a Virgin Islands corporation
By:	/s/ JOHN D. SHEEHAN
	Name:	John D. Sheehan
	Title:	Controller

DELPHI INTEGRATED SERVICE SOLUTIONS, INC., a Michigan corporation
By:	/s/ JAMES P. WHITSON
	Name:	James P. Whitson
	Title:	Vice President

DELPHI INTERNATIONAL HOLDINGS CORP., a Delaware corporation
By:	/s/ JOHN D. SHEEHAN
	Name:	John D. Sheehan
	Title:	President

DELPHI INTERNATIONAL SERVICES, INC., a Delaware corporation
By:	/s/ JOHN P. ARLE
	Name:	John P. Arle
	Title:	Chief Financial Officer & Treasurer

DELPHI LIQUIDATION HOLDING COMPANY, a Delaware corporation
By:	/s/ JOHN D. SHEEHAN
	Name:	John D. Sheehan
	Title:	President

DELPHI LLC, a Delaware limited liability company
By:	/s/ JOHN D. SHEEHAN
	Name:	John D. Sheehan
	Title:	President

DELPHI MECHATRONIC SYSTEMS, INC., a Delaware corporation
By:	/s/ JOHN P. ARLE
	Name:	John P. Arle
	Title:	Treasurer

DELPHI MEDICAL SYSTEMS COLORADO CORPORATION, a Colorado corporation
By:	/s/ ALLAN F. SEGUIN
	Name:	Allan F. Seguin
	Title:	Treasurer

DELPHI MEDICAL SYSTEMS CORPORATION, a Delaware corporation
By:	/s/ ALLAN F. SEGUIN
	Name:	Allan F. Seguin
	Title:	Treasurer

DELPHI MEDICAL SYSTEMS TEXAS CORPORATION, a Delaware corporation
By:	/s/ ALLAN F. SEGUIN
	Name:	Allan F. Seguin
	Title:	Treasurer

DELPHI NY HOLDING CORPORATION, a New York corporation
By:	/s/ JOHN D. SHEEHAN
	Name:	John D. Sheehan
	Title:	President

DELPHI SERVICES HOLDING CORPORATION, a Delaware corporation
By:	/s/ JOHN P. ARLE
	Name:	John P. Arle
	Title:	Treasurer

DELPHI TECHNOLOGIES, INC., a Delaware corporation
By:	/s/ THOMAS N. TWOMEY
	Name:	Thomas N. Twomey
	Title:	Vice President Intellectual Property

DREAL, INC., a Delaware corporation
By:	/s/ JOHN A. JAFFURS
	Name:	John A. Jaffurs
	Title:	President

ENVIRONMENTAL CATALYSTS, LLC, a Delaware limited liability company
By:	/s/ JOSEPH P. GUMINA
	Name:	Joseph P. Gumina
	Title:	Treasurer

EXHAUST SYSTEMS CORPORATION, a Delaware corporation
By:	/s/ JOHN P. ARLE
	Name:	John P. Arle
	Title:	Assistant Treasurer

PACKARD HUGHES INTERCONNECT COMPANY, a Delaware corporation
By:	/s/ JAMES P. WHITSON
	Name:	James P. Whitson
	Title:	Chief Tax Officer

SPECIALTY ELECTRONICS INTERNATIONAL LTD., a Virgin Islands corporation
By:	/s/ MICHAEL T. REAGAN
	Name:	Michael T. Reagan
	Title:	Treasurer and Secretary

SPECIALTY ELECTRONICS, INC., a South Carolina corporation
By:	/s/ JAMES P. WHITSON
	Name:	James P. Whitson
	Title:	Chief Tax Officer

AGENTS AND LENDERS: JPMORGAN CHASE BANK, N.A. Individually and as Administrative Agent
By:	/s/ SUSAN ATKINS
	Name:	Susan Atkins
	Title:	Managing Director

CITICORP USA, INC.
By:	/s/ JEFFREY NITZ
	Name:	Jeffrey Nitz
	Title:	Director

Signature page for the First Amendment to Revolving Credit, Term Loan and Guaranty Agreement, dated as of March 29, 2007 among Delphi Corporation and the lenders party thereto

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